UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.  20549

                                       Form 8-K

                                    CURRENT REPORT




                          PURSUANT TO SECTION 13 OR 15(d) OF
                          THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported): February 3, 2004



                              The Ziegler Companies, Inc.
                 (Exact name of Registrant as specified in its charter)



         Wisconsin                     1-10854                   39-1148883
(State or other jurisdiction       (Commission File           (I.R.S. Employer
    (of incorporation)                 Number)               Identification No.)



                               250 East Wisconsin Avenue
                              Milwaukee, Wisconsin  53202

                 (Address of principal executive offices) (Zip code)

          Registrant's telephone number, including area code: (414) 978-6400

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ITEM 7.     Financial Statements and Exhibits

     (c)    Exhibits

  Exhibit Number                                 Description

  99.1 Press Release dated February 3, 2004, entitled "Ziegler announces fourth quarter financial results"


ITEM 12.    Results of Operations and Financial Condition

     On February 3, 2004, The Ziegler Companies, Inc. issued a press release announcing its preliminary financial results for the fourth quarter ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      The Ziegler Companies, Inc.
                                      (Registrant)

Date: February 3, 2004                By:  /s/ Gary P. Engle
                                            Gary P. Engle
                                            Senior Vice President and
                                            Chief Financial Officer
                                      (Duly authorized to sign on behalf
                                       of the Registrant)